Exhibit 99.1

Lexaria Bioscience and Hill Street Beverage Company Announce Definitive Agreement for
Cannabis-Infused Beverages

Kelowna, British Columbia and Toronto, Ontario – July 31, 2018 – Lexaria Bioscience Corp. (OTCQX: LXRP; CSE: LXX; the “Company” or “Lexaria”), a drug delivery platform innovator, and Hill Street Beverage Company Inc., (TSXV:BEER; “Hill Street”) jointly announced that they have signed a Definitive Agreement to license Lexaria’s DehydraTECHTM, on a semi-exclusive basis, for a term of five (5) years, to produce a line of cannabis-infused alcohol-free beverages for Canadian distribution, following regulatory approval. The Definitive Agreement is the conclusion of the process begun following the announcement of the non-binding letter of intent in April 2018. Terms of the Definitive Agreement were not disclosed.

US$56,250 (CDN$ 73,497), representing a portion of the compensation payable to Lexaria, shall be paid and satisfied in common shares in the capital of Hill Street, at a purchase price of CDN$0.175, for an aggregate of 419,982 common shares (the “Compensation Shares”). The issuance of the Compensation Shares is subject to regulatory approval, including without limitation, the approval of the TSX Venture Exchange.

Lexaria’s beverage formulation adaptations use patented technology to act quickly, but without adding any taste or odour, thereby delivering predictable experiences that dissipate more quickly than many other cannabinoid edible products. Lexaria has already lab-tested Hill Street’s alcohol-free red and white wines to formulate cannabinoid-fortified wines, and such tests show virtually zero cannabis taste or odour.

Hill Street CEO, Terry Donnelly, stated, “Our goal is to provide traditional beer and wine drinkers with great tasting products that use cannabis to mimic the onset and duration of effect that has historically come from alcohol, but without alcohol’s toxicity and added calories. While the early versions of our wines infused with Lexaria’s process have shown great promise, we are extremely excited about the progress Lexaria continues to make with their infusion technologies. Lexaria has already demonstrated its importance to our model as a key strategic partner in our business, and this agreement secures our future together. As Hill Street’s progress into producing the world’s finest alcohol-free and cannabis-infused beverages continues, Lexaria has demonstrated that they will continue to innovate and improve on their process. This will help to ensure Hill Street is always at the forefront of producing world-class wine, beer and other adult format beverages.”

Chris Bunka, CEO of Lexaria stated, “Hill Street’s award-winning and great-tasting wines and beers need an odourless and tasteless infusion process like our powerful DehydraTECHTM platform to ensure they will remain that way after the inclusion of cannabis. Our proven ability to render full spectrum cannabis and hemp oil into a water-soluble ingredient with no impact on the taste and smell of complex beverages like wine enables Hill Street to produce adult format beverages that will give consumers the recreational experience of cannabis, while enjoying tastes and experiences consistent with consuming traditional wine, beer and other adult format beverages.”

About Lexaria Bioscience Corp. (OTCQX: LXRP) (CSE: LXX)
Lexaria Bioscience Corp. licenses disruptive patented delivery technology that promotes healthier ingestion methods, lower overall dosing and higher effectiveness of lipophilic active molecules. Lexaria has multiple patents pending in over 40 countries around the world and has patents granted in the USA and in Australia for utilization of its DehydraTECHTM delivery technology. Lexaria’s technology provides increases in intestinal absorption rates; more rapid delivery to the bloodstream; and important taste-masking benefits, for orally administered bioactive molecules including cannabinoids, vitamins, non-steroidal anti-inflammatory drugs (NSAIDs), nicotine and other molecules.
www.lexariabioscience.com

For regular updates, connect with Lexaria on Twitter https://twitter.com/lexariacorp and on Facebook https://www.facebook.com/lexariabioscience/
FOR FURTHER INFORMATION PLEASE CONTACT:
Lexaria Bioscience Corp.
Alex Blanchard, Communications Manager
(778) 796-1897
Or
NetworkNewsWire (NNW)
www.NetworkNewsWire.com

About Hill Street Beverage Company Inc. (TSXV:BEER)
Founded in 2008, Hill Street Beverage Company is the world's most award-winning company exclusively focused on alcohol-free beer, wines, and adult format beverages. Hill Street products include: Vin(Zero) wines, Vintense wines, Hill Street Craft Brewed Lager, and Designated Draft beer. Hill Street’s award-winning products have won the Retail Council of Canada's Grand Prix, and numerous medals and accolades including three Gold, two Silver, and two Bronze Medals at the U.S. Open Beer Championships, and a prestigious Double Gold Medal at the San Francisco International Wine Challenge. As a result of the Royal Assent of Canada’s Bill C-45, legislation to allow the sale of cannabis-infused beverages is to occur by October 17, 2019. Hill Street is currently applying for appropriate licenses to permit the production and sale of cannabis infused beverages in Canada, with the view of having infused products available for sale once the regulations permit.
www.hillstreetbeverages.com

For further information:
Press only:
Terry Donnelly, Chairman and CEO, Hill Street Beverage Company Inc.,
terry@hillstreetbevco.com, (416) 543-4904;

For investors:
Gareth Tingling, Investor Relations,
gareth@sophiccapital.com, (647) 797-0219

Follow Hill Street on Twitter https://twitter.com/hillstreetbevco and on Facebook http://facebook.com/hillstreetbevco

FORWARD-LOOKING STATEMENTS
This release includes forward-looking statements. Statements which are not historical facts are forward-looking statements. Any references made by either company mentioned in this press release regarding forward-looking public statements concerning expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, including statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," “project”, "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements, including but not limited to: that any additional patent protection will be realized or that patent achievements will deliver material results. Such forward-looking statements are estimates reflecting either company’s best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. Factors which could cause actual results to differ materially from those estimated by either company include, but are not limited to, government regulation and regulatory approvals, managing and maintaining growth, the effect of adverse publicity, litigation, competition, scientific discovery, the patent application and approval process and other factors which may be identified from time to time in either company's public announcements and filings. There is no assurance that existing capital is sufficient for either company's needs or that either company will be able to raise additional capital. There is no assurance that either company will be capable of developing, marketing, licensing, or selling edible products containing cannabinoids, nicotine or any other active ingredient. There is no assurance that any planned corporate activity, scientific research or study, business venture, letter of intent, technology licensing pursuit, patent application or allowance, consumer study, or any initiative will be pursued, or if pursued, will be successful. There is no assurance that any of either company’s postulated uses, benefits, or advantages for patented, patent-pending technology or unpatented processes will in fact be realized in any manner or in any part. No statement herein has been evaluated by the Food and Drug Administration (FDA). Neither company’s products are intended to diagnose, treat, cure or prevent any disease.

The CSE has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.